EXHIBIT 10.1

                               PURCHASE AGREEMENT

     1. Flexible Solutions International, Inc. (the "Company") hereby agrees to purchase 1,750,000 shares of the Company's common stock owned by Aareno Enterprises, Ltd. at a price of $0.90 per share.

     2. The purchase price for the shares will be paid no later than January 29, 2016.

      Agreed to and accepted:

                                 FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

      January 6, 2016
                                 By: /s/ Daniel B. O'Brien
                                     -------------------------------------------
                                     Daniel B. O'Brien, Chief Executive Officer


                                 AARENO ENTERPRISES, LTD.


                                 By: /s/ Helen T. O'Brien
                                     -------------------------------------------
                                     Authorized Officer